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                                                                      Exhibit 10

                             Joint Filing Agreement
                             ----------------------

         Each of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D or Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements.

Date: April 8, 2004



CHARLES SIROIS


     /s/ Charles Sirois
    -----------------------------------
         Charles Sirois




TELESYSTEM LTD.


By:  /s/ Charles Sirois
    -----------------------------------
    Name:  Charles Sirois
    Title: President




TELESYSTEM HOLDINGS INC.


By:  /s/ Charles Sirois
    -----------------------------------
    Name:  Charles Sirois
    Title: President




9111-1369 QUEBEC INC.


By:  /s/ Charles Sirois
    -----------------------------------
    Name:  Charles Sirois
    Title: President